                                                                Exhibit 10.7







                                 WESTFIELD BANK

                      DIRECTORS' DEFERRED COMPENSATION PLAN








                              Adopted on
                                         ------------
                           Effective as of
                                           ------------

                                TABLE OF CONTENTS
                                -----------------

                                                             Page
                                                             ----
                                    Article I

                                   Definitions

Section 1.1     Administrator .............................    1
Section 1.2     Bank ......................................    1
Section 1.3     Beneficiary ...............................    1
Section 1.4     Board .....................................    1
Section 1.5     Code ......................................    1
Section 1.6     Committee .................................    1
Section 1.7     Common Stock ..............................    1
Section 1.8     Director ..................................    1
Section 1.9     Disability ................................    1
Section 1.10    Effective Date ............................    1
Section 1.11    Exchange Act ..............................    1
Section 1.12    Fees ......................................    1
Section 1.13    Hardship ..................................    2
Section 1.14    Holding Company ...........................    2
Section 1.15    Investment Classification .................    2
Section 1.16    Memorandum Account ........................    2
Section 1.17    Participant ...............................    2
Section 1.18    Participating Company .....................    2
Section 1.19    Plan ......................................    2
Section 1.20    Retirement ................................    2


                                   Article II

                                  Participation

Section 2.1     Election to Participate ...................    2
Section 2.2     Changes in Participation ..................    3


                                   Article III

                                Deferred Amounts

Section 3.1     In General ................................    3
Section 3.2     Opening Account Balances ..................    3
Section 3.3     Adjustments to Memorandum Accounts ........    4
Section 3.4     Vesting ...................................    4

                                       (i)

                                                                   Page
                                                                   ----


                         Article IV

                            Trust

Section 4.1     Establishment of Trust. ..........................   5
Section 4.2     Contributions to Trust. ..........................   5
Section 4.3     Unfunded Character of Plan. ......................   5


                          Article V
                        Distributions

Section 5.1     Distributions to Participants. ...................   6
Section 5.2     Distributions to Beneficiaries ...................   6


                         Article VI
                     Change of Control

Section 6.1     Change of Control Defined ........................   7
Section 6.2     Participants' Options upon a Change of Control ...   8


                         Article VII
                  Miscellaneous Provisions

Section 7.1     Notice and Election ..............................   9
Section 7.2     Construction and Language ........................   9
Section 7.3     Non-Alienation of Benefits .......................   9
Section 7.4     Indemnification ..................................   9
Section 7.5     Severability .....................................  10
Section 7.6     Waiver ...........................................  10
Section 7.7     Governing Law ....................................  10
Section 7.8     No Deposit Account ...............................  10
Section 7.9     Amendment and Termination ........................  10
Section 7.11    Successors and Assigns ...........................  11


                                   (ii)

                                 WESTFIELD BANK
                                 --------------

                      DIRECTORS' DEFERRED COMPENSATION PLAN
                      -------------------------------------

                                    ARTICLE I
                                    ---------

                                   DEFINITIONS
                                   -----------

                  The following definitions shall apply for the purposes of this Plan unless a different meaning is clearly indicated by the context:

                  Section 1.1  Administrator means any person, committee,
                               ------------
corporation or organization appointed by the Committee to perform the responsibilities assigned to the Administrator hereunder.

                  Section 1.2  Bank means Westfield Bank or any successor
                               ----
thereto.

                  Section 1.3  Beneficiary  means the person or persons
                               -----------
designated by the Participant under section 5.2(b) of the Plan.

                  Section 1.4  Board means the Board of Directors of the Bank.
                               -----

                  Section 1.5  Code means the  Internal  Revenue  Code of 1986
                               ----
(including the corresponding provisions of any succeeding law).

                  Section 1.6  Committee means the Compensation Committee of the
                               ---------
Board.

                  Section 1.7  Common Stock means Shares of Common Stock of
                               ------------
Westfield Financial, Inc.

                  Section 1.8  Director means any member of the Board of
                               --------
Directors of any Participating Company who is not an employee of any Participating Company. The term "Director" shall not include any individual to the extent that his service is as a director emeritus or a member of an advisory board.

                  Section 1.9  Disability means a condition of total incapacity,
                               ----------
mental or physical, for further service as a Director, which the Committee shall have determined on the basis of competent medical evidence is likely to be permanent.

                  Section 1.10 Effective Date means                          .
                               --------------       -------------------------

                  Section 1.11 Exchange Act means the Securities Exchange Act of
                               ------------
1934, as amended (including the corresponding provisions of any succeeding law).

                  Section 1.12 Fees means, with respect to any Director,
                               ----
compensation payable for services as a member of the Board of Directors of a Participating Company, including annual retainer fees, regular meeting fees, special meeting fees and committee meeting fees.

                  Section 1.13 Hardship means a condition described in Section
                               --------
2.2(b).

                  Section 1.14 Holding Company means Westfield Financial, Inc.
                               ---------------
or any successor thereto.

                  Section 1.15 Investment Classification means a hypothetical
                               -------------------------
investment classification established by the Committee, pursuant to section 3.3(a), in which a Participant's Memorandum Account shall be deemed to be invested for purposes of crediting or charging earnings, losses, appreciation or depreciation with respect to the Participant's Memorandum Account, in accordance with Section 3.3(c).

                  Section 1.16 Memorandum Account means, with respect to a
                               ------------------
Participant, an account maintained by the Bank to which is credited the amount of the Participant's deferred Fees together with any earnings and appreciation thereon, and against which are charged any losses, depreciation or distributions thereof, pursuant to section 3.3 and Articles V and VI.

                  Section 1.17 Participant means a Director or former Director
                               -----------
who has a Memorandum Account under the Plan.

                  Section 1.18 Participating Company means the Bank, the Holding
                               ---------------------
Company, Westfield Mutual Holding Company (including any successor thereto) and any other company which, with the prior approval of the Bank, may adopt this Plan.

                  Section 1.19 Plan means the Westfield Bank Directors' Deferred
                               ----
Compensation Plan.

                  Section 1.20 Retirement means a Participants' termination of
                               ----------
service as a Director at or after attaining age 72.

                                   ARTICLE II
                                   ----------

                                  PARTICIPATION
                                  -------------

                  Section 2.1  Election to Participate.
                               -----------------------

                  Any Director of a Participating Company may elect to become a Participant in the Plan by submitting to the Administrator a written election to defer receipt of all or a specified part of his Fees. Such election shall be made on or before the last day of any calendar year and shall be effective for the calendar year following the calendar year in which such election is made and all subsequent calendar years unless a change in participation is elected pursuant to section 2.2. Notwithstanding the foregoing sentence, an initial election made by a Director and filed with the Administrator during the thirty
(30) day period immediately following the date the Director first becomes eligible to participate in the Plan may be effective for Fees earned on or after an earlier date designated by the Director that is after the last day of the calendar month in which such election is filed with the Administrator.

                  Section 2.2 Changes in Participation.
                              ------------------------

                  (a) An election by a Director pursuant to section 2.1 shall continue in effect until termination of service as a Director; provided, however, that the Director may, by written election filed with the Administrator, increase or decrease the portion of his Fees to be deferred or discontinue such deferral altogether. Such election shall be effective with respect to Fees earned after the calendar year in which such election is filed with the Administrator; provided, however, that if such election provides for the decrease or discontinuance of the Director's deferral of Fees and is made on account of a Hardship, as defined in section 2.2(b), such election shall be effective with respect to Fees earned after the last day of the calendar month in which such election is filed. In the event that a Participant ceases to be a Director or in the event that a Director ceases to defer receipt of his Fees, the balance in his Memorandum Account shall continue to be adjusted in accordance with Article III. A Director who has filed a written election to cease deferring receipt of his Fees may thereafter again file an election to defer receipt of all or any portion of his Fees pursuant to section 2.1, effective for the calendar year subsequent to the calendar year in which he files the new election.

                  (b) For purposes of Section 2.2(a), a Directors' election to decrease or discontinue his deferral of Fees shall be deemed to be made on account of a Hardship if the Committee has determined, in its sole discretion, that such change is made on account of an unanticipated immediate and heavy financial need of the Director and is necessary to satisfy such financial need.

                                   ARTICLE III
                                   -----------

                                DEFERRED AMOUNTS
                                ----------------

                  Section 3.1 In General.
                              ----------

                  The Administrator shall maintain a separate Memorandum Account for each Participant. Credits, charges, and other adjustments to each Participant's Memorandum Account shall be made in accordance with this Article
III. Neither the Bank nor any Participating Company shall fund its liability for the balances credited to a Memorandum Account, but each shall reflect its liability for such balances on its books. The Holding Company may, on such terms and conditions as it may, in its discretion, establish, agree to assume the liability for the payment of that portion of a Participant's Memorandum Account attributable to service for the Bank or other Participating Companies.


                  Section 3.2 Opening Account Balances.
                              ------------------------

                  The opening balance of the Memorandum Account of any other Participant as of the Effective Date shall be $0.

                  Section 3.3 Adjustments to Memorandum Accounts.
                              ----------------------------------

                  (a) The Committee shall establish from time to time, in its discretion, one or more Investment Classifications for the purpose of adjusting each Participant's Memorandum Account to reflect an amount of earnings, losses, appreciation or depreciation, as appropriate with respect to the Investment Classification or Investment Classifications in which the Participant's Memorandum Account is deemed to be invested. The initial Investment Classification shall be the highest rate on a certificate of deposit available at the Bank during the calendar year.

                  (b) Each Participant shall, by written notice given in such form and manner as the Administrator may prescribe, direct that his deferred Fees be deemed to be invested in one or more of the Investment Classifications. Once during each calendar quarter, a Participant may also request, by written notice given in such form and manner as the Administrator may prescribe, that all or a portion of his Memorandum Account that has been deemed to be invested in one or more of the Investment Classifications be deemed to be liquidated and the proceeds deemed to be invested in one or more of the other Investment Classifications, if any.

                  (c) The Memorandum Account established for each Participant shall be adjusted from time to time, but in no event less frequently than monthly to reflect:

                  (i)   credits for deferred Fees;

                  (ii) credits reflecting income, dividends and appreciation attributable to the appropriate Investment Classifications;

                  (iii) charges for losses or depreciation attributable to the appropriate Investment Classifications; and

                  (iv) charges for payments to the Participant or his Beneficiary.


                  Section 3.4 Vesting.
                              -------

                  All amounts credited to a Participant's Memorandum Account shall be 100% vested at all times.

                                   ARTICLE IV
                                   ----------

                                      TRUST
                                      -----

                  Section 4.1 Establishment of Trust.
                              ----------------------

                  The Bank may establish a trust fund which may be used by the Bank to accumulate funds to satisfy its liabilities to Participants under the Plan; provided, however, that the assets of such trust shall be subject to the claims of the creditors of the Bank in the event that it is determined that the Bank is insolvent or that grounds exist for the appointment of a conservator or receiver of the Bank; and provided, further, that the trust agreement shall contain such terms, conditions and provisions as shall be necessary to cause the Bank to be considered the owner of the trust fund for federal, state or local income tax purposes with respect to deferred Fees or other amounts contributed to the trust fund or any income attributable to the investments of the trust fund. The Bank shall pay all costs and expenses incurred in establishing and maintaining such trust and the Plan. Any payments made to a Participant or Beneficiary from a trust established under this Section 4.1 shall offset payments which would otherwise be payable by the Bank in the absence of the establishment of such trust.

                  Section 4.2 Contributions to Trust.
                              ----------------------

                  If a trust is established in accordance with section 4.1, the Bank shall make contributions to such trust in such amounts and at such times as may be specified by the Committee.

                  Section 4.3 Unfunded Character of Plan.
                              --------------------------

                  Notwithstanding the establishment of a trust pursuant to
section 4.1, the Plan shall be unfunded. Any liability of the Bank or another Participating Company to any person with respect to benefits payable under the Plan shall be based solely upon such contractual obligations, if any, as shall be created by the Plan, and shall give rise only to a claim against the general assets of the Bank or such Participating Company. No such liability shall be deemed to be secured by any pledge or any other encumbrance on any specific property of the Bank or a Participating Company.

                                    ARTICLE V
                                    ---------

                                  DISTRIBUTIONS
                                  -------------

                  Section 5.1 Distributions to Participants.
                              -----------------------------

                  (a) Upon a Participant's termination of service as a Director due to Retirement or Disability, or upon the Participant's attainment of age [__], an amount equal to the balance in such Participant's Memorandum Account shall be paid in cash to the Participant in either (i) a lump sum payment or,
(ii) in the Committee's sole discretion, in equal annual or semi-annual installment payments over a period not to exceed sixty (60) months. In the event payment is to be made in installments, each installment shall be equal to the balance credited to the Participant's Memorandum Account as of the last day of the month ending immediately prior to the date as of which payment is to be made, divided by the number of installment payments remaining to be paid (including the payment then being computed). Any portion of the balance credited to the Participant's Memorandum Account with respect to which a payment has not been made shall continue to be adjusted pursuant to section 3.3, in accordance with the Investment Classifications in which the Participant's Memorandum Account is deemed to be invested, until a distribution with respect to such amount has been made.

                  (b) Distributions shall be made, or commence, within 30 days of the date the Participant becomes entitled to payment pursuant to this section 5.1.

                  Section 5.2 Distributions to Beneficiaries.
                              ------------------------------

                  (a) A Participant may designate a Beneficiary by filing a written notice with the Administrator, in such form and manner as the Administrator may prescribe, prior to his death. A Participant who has designated a Beneficiary may change or revoke such designation prior to the Participant's death by means of a similar written instrument.

                  (b) In the event that a Participant dies before receiving payment of his entire Memorandum Account, payment of the value of the deceased Participant's Memorandum Account shall be made in a lump sum to his Beneficiary. If no Beneficiary shall have been designated or if any such designation shall be ineffective, or in the event that no designated Beneficiary survives the Participant, payment of the value of the Participant's Memorandum Account shall be made to the Participant's personal representative, or if no personal representative is appointed within 6 months of the Participant's death, to his surviving spouse, or if he has no surviving spouse, to his then living descendants, per stirpes, in the same manner and at the same time as the Participant's Memorandum Account would have been paid to the Participant had he lived.

                                   ARTICLE VI
                                   ----------

                                CHANGE OF CONTROL
                                -----------------

                  Section 6.1 Change of Control Defined.
                              -------------------------

                  A Change of Control shall be deemed to have occurred upon the happening of any of the following events:

                  (a) in the case of a Director of the Holding Company, approval by the stockholders of the Holding Company of a transaction that would result in the reorganization, merger or consolidation of the Holding Company with one or more other persons, other than a transaction following which:

                  (i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Holding Company; and

                  (ii)at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Holding Company;

                  (b) in the case of a Director of the Holding Company, the acquisition of all or substantially all of the assets of the Holding Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of Holding Company entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the stockholders of the Holding Company of any transaction which would result in such an acquisition; or

                  (c) in the case of a Director of the Holding Company, a complete liquidation or dissolution of the Holding Company, or approval by the stockholders of the Holding Company of a plan for such liquidation or dissolution; or

                  (d) in the case of a Director of the Holding Company, the occurrence of any event if, immediately following such event, at least 50% of the members of the board of directors of the Holding Company do not belong to any of the following groups:

                  (i) individuals who were members of the board of directors of the Holding Company on the date on which such Director first became a Participant; or

                  (ii) individuals who first became members of the board of directors of the Holding Company after such date either:

                       (A) upon election to serve as a member of the board
                  of directors of the Holding Company by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

                       (B) upon election by the stockholders of the Holding
                  Company to serve as a member of the board of directors of the Holding Company, but only if nominated for election by affirmative vote of three-quarters of the members of the board of directors of the Holding Company, or of a nominating committee thereof, in office at the time of such first nomination;

         provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange
         Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the board of directors of the Holding Company;

                  (e) in the case of any Participant who is or was a Director of the Bank or a Participating Company other than the Bank or the Holding Company, an event that would be described in section 6.1(a), (b), (c) or (d) if the name of the Bank or such other Participating Company were substituted for the words "Holding Company" therein.

In no event, however, shall a Change of Control be deemed to have occurred as a result of any acquisition of securities or assets of the Holding Company, the Bank or any Participating Company, or any subsidiary of any of them, by the Holding Company, the Bank or any Participating Company, or any subsidiary of any of them, or by any employee benefit plan maintained by any of them. For purposes of this section 6.1 the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

                  Section 6.2 Participants' Options upon a Change of Control
                              ----------------------------------------------

                  In the event of a Change of Control, the Memorandum Account maintained for a Participant shall continue to be held by the Administrator and distributed in accordance with the terms of the Plan; provided, however, that the Participant may, by written notice delivered to the Administrator no later than 60 days after the occurrence of the Change of Control, direct the Bank, the Holding Company or any other Participating Companies or their respective successors to distribute the value of his Memorandum Account in a lump sum payment within 30 days after receipt of the Participant's written direction. In the event that a Participant does not make such election, his

Memorandum Account shall continue to be maintained and adjusted in accordance with the terms of the Plan.

                                   ARTICLE VII
                                   -----------

                            MISCELLANEOUS PROVISIONS
                            ------------------------

                  Section 7.1 Notice and Election.
                              -------------------

                  The Committee shall provide a copy of this Plan and the resolutions of adoption to each Director together with a form on which the Director may notify the Committee of his election whether to become a Participant, which letter, if he so elects, he may complete, sign and return to the Committee.

                  Section 7.2 Construction and Language.
                              -------------------------

                  Wherever appropriate in the Plan, words used in the singular may be read in the plural, words in the plural may be read in the singular, and words importing the masculine gender shall be deemed equally to refer to the feminine or the neuter. Any reference to an Article or section shall be to an Article or section of the Plan, unless otherwise indicated. The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Agreement, the text shall control.

                  Section 7.3 Non-Alienation of Benefits.
                              --------------------------

                  The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall rights be liable for or subject to debts, contracts, liabilities or torts.

                  Section 7.4 Indemnification.
                              ---------------

                  Each Participating Company shall indemnify, hold harmless and defend its Directors, Participants, and their Beneficiaries against their reasonable costs, including legal fees, incurred by them or arising out of any action, suit or proceeding in which they may be involved, as a result of their efforts, in good faith, to defend or enforce terms of the Plan.

                  Section 7.5 Severability.
                              ------------

                  A determination that any provision of the Plan is invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof.

                  Section 7.6 Waiver.
                              ------

                  Failure to insist upon strict compliance with any of the terms, covenants or conditions of the Plan shall not be deemed a waiver of such term, covenant or condition. A waiver of any provision of the Plan must be made in writing, designated as a waiver, and signed by the party against whom its enforcement is sought. Any waiver or relinquishment of any right or power hereunder at any one or more times shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

                  Section 7.7 Governing Law.
                              -------------

                  The Plan shall be construed, administered and enforced according to the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal laws of the United States.

                  Section 7.8 No Deposit Account.
                              ------------------

                  Nothing in this Plan shall be held or construed to establish any deposit account for any Participant or any deposit liability on the part of the Bank or any other financial institution which is a Participating Company. Participants' rights hereunder shall be equivalent to those of a general unsecured creditor.

                  Section 7.9 Amendment and Termination.
                              -------------------------

                  (a) The Bank reserves the right, in its sole and absolute discretion, at any time and from time to time, by action of the Board, to amend the Plan in whole or in part. In no event, however, shall any such amendment adversely affect the right of any Participant or Beneficiary to receive any benefits accrued under the Plan on or before the later of the date on which such amendment is adopted or the date on which it is made effective, without such Participants or Beneficiary's consent.

                  (b) The Bank also reserves the right, in its sole and absolute discretion, by action of the Board, to terminate the Plan. In such event, no additional Fees shall be deferred from and after the later of the date on which a resolution terminating the Plan is duly adopted by the Board or the effective date of such termination, but benefits under the Plan shall continue to be payable at the time and in the manner provided herein.

                  Section 7.10 Successors and Assigns
                               ----------------------

                  The provisions of the Plan will inure to the benefit of and be binding upon the Participants and their respective legal representatives and testate or intestate distributes, and each Participating Company and their respective successors and assigns, including any successor by merger or consolidation or a statutory receiver or any other person or firm or corporation to which all or substantially all of the assets and business of any Participating Company may be sold or otherwise transferred.